Exhibit 1.1

3,187,351 Shares

MAIDENFORM BRANDS, INC.

Common Stock

UNDERWRITING AGREEMENT

 March 11, 2010

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:

Ares Corporate Opportunities Fund, L.P. (the “Selling Stockholder”), proposes to sell 3,187,351 shares (the “Stock”) of the common stock, par value $0.01 per share (the “Common Stock”), of Maidenform Brands, Inc., a Delaware corporation (the “Company”).  This agreement (the “Agreement”) is to confirm the agreement concerning, and the terms and conditions of, the purchase of the Stock from the Selling Stockholder by Barclays Capital Inc. (the “Underwriter”).  The offering of the Stock upon the terms hereof is herein referred to as the “Offering.”

1.  Representations, Warranties and Agreements of the Company.  The Company  represents, warrants and agrees that:

(a)           A registration statement on Form S-3 relating to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii)  been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been delivered by the Company to the Underwriter.  As used in this Agreement:

(i)           “Applicable Time” means 9:00 a.m. (New York City time) on March 11, 2010;

(ii)          “Effective Date” means any date as of which any part of such registration statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii)         “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), if any, prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Stock;

(iv)           “Base Prospectus” means the base prospectus, dated September 27, 2010, included in the Registration Statement at the time the Registration Statement became effective under the Securities Act or subsequently filed with the Commission on or prior to the date of this Agreement;

(v)           “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Base Prospectus, together with the information included in Schedule 1 hereto and each Issuer Free Writing Prospectus, if any, filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus under Rule 433 of the Rules and Regulations;

(vi)           “Prospectus” means the final prospectus relating to the Stock, including any prospectus supplement thereto relating to the Stock, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii)          “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including the Prospectus and all exhibits to such registration statement.

(viii)         “Selling Stockholder Information” means the name of the Selling Stockholder, the number of shares of Stock to be sold by the Selling Stockholder and other information with respect to the Selling Stockholder (excluding any percentages) which appears under the caption “Selling Stockholder” in the Prospectus and under the caption “Ownership of Securities” and in the Company’s definitive proxy statement on Schedule 14A filed with the Commission on April 22, 2010.

Any reference to any Base Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Base Prospectus or the Prospectus, as the case may be.  Any reference to the “most recent Base Prospectus” shall be deemed to refer to the latest Base Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) prior to or at the Applicable Time (including, for purposes hereof, any documents incorporated by reference therein prior to or at the Applicable Time).  Any reference to any amendment or supplement to any Base Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Base Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Base Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.  Any reference herein to the term “Registration Statement” shall be deemed to include any abbreviated registration statement to register additional shares of Common Stock under Rule 462(b) of the Rules and Regulations (the “Rule 462(b) Registration Statement”).  The Commission has not issued any order preventing or suspending the use of any Base Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(b)           The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Stock, is not on the date hereof and will not be on the Delivery Date an “ineligible issuer” (as defined in Rule 405).  The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Stock.

(c)           The Registration Statement conformed and will conform in all material respects on the Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed on or after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations.  The most recent Base Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the Delivery Date to the requirements of the Securities Act and the Rules and Regulations.  The documents incorporated by reference in any Base Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)           The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f) of this Agreement.

(e)           The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f) of this Agreement.

(f)           The documents (such documents, the “Incorporated Documents”) incorporated by reference in any Base Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)           The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f) of this Agreement.

(h)           Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), if any, when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from such Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 10(f) of this Agreement.

(i)            Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations.  The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter.  The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations.

(j)            The Company has not distributed and, prior to the Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the Offering, other than any Base Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriter has consented in accordance with Section 1(i) or Section 6(vi) of this Agreement.

(k)           As of the date specified in the Incorporated Documents, the Disclosure Package and the Prospectus, the Company had authorized and outstanding capitalization as set forth in the Incorporated Documents; all of the issued and outstanding shares of capital stock, including the Common Stock and the Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.  All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and, as of the respective dates of the Incorporated Documents, the Pricing Disclosure Package and the Prospectus, conform to the description thereof contained in the Incorporated Documents, the Pricing Disclosure Package and the Prospectus and were issued in compliance with federal and state securities laws.

(l)            the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to execute and deliver this Agreement.

(m)           the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, condition (financial or otherwise), results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a “Material Adverse Effect”).

(n)           The Company has no “subsidiaries” (as defined in Rule 405 under the Securities Act) other than (i) those listed in Exhibit 21.1 of the Company’s Annual Report on Form 10-K for the year ended January 2, 2010 and (ii) subsidiaries of the Company that do not own or possess any property or assets, or have any obligations or liabilities, or possess any rights (by contract, franchise, permit or otherwise) or engage in any operations that are, individually or in the aggregate, material to the business, properties, condition (financial or otherwise), results of operation or prospects of the Company and the Subsidiaries taken as a whole.  The Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act, and no group consisting of any or all of the Subsidiaries would, in the aggregate, constitute a “significant subsidiary.”  Other than the capital stock of the Subsidiaries and immaterial stock ownership stakes in several publicly traded companies, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and the by-laws (or other similar organizational documents) of the Company and the Subsidiaries and all amendments thereto have been made available to you, and except as set forth in the exhibits to the Registration Statement, no changes therein will be made subsequent to the date hereof and prior to the Delivery Date; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in the Registration Statement, Pricing Disclosure Package and Prospectus) are owned, directly or indirectly, by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(o)           The shares of the Stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued by the Company in violation of any statutory or contractual preemptive right or any resale right, right of first refusal or other similar rights.

(p)           The capital stock of the Company, including the shares of Stock, shall conform in all material respects as of the Delivery Date, to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and the certificates evidencing the Stock are in due and proper form in all material respects, and the holders of the shares of Stock will not be subject to personal liability by reason of being such holders in all material respects.

(q)           This Agreement has been duly authorized, executed and delivered by the Company.

(r)            Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective charter or by-laws (or other similar organizational documents), or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, except, with respect to this clause (ii), for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.  The execution, delivery and performance of this Agreement, the sale of the shares of Stock, the purchase, by the Company, of shares of Stock from the Underwriter as described in the Prospectus (the “Share Repurchase” and the shares of Stock repurchased by the Company pursuant to the Share Repurchase, the “Repurchased Shares”) and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) (x) the charter or by-laws (or other similar organizational documents) of the Company or any of the Subsidiaries, (y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, except, with respect to this clause (y), for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or (z) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries.

(s)           No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Stock, the Share Repurchase or the consummation by the Company of the transactions contemplated hereby, other than registration of the offer and sale of the shares of Stock under the Securities Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Stock are being offered by the Underwriter or under the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(t)            Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and after giving effect to the consummation of the Offering, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Stock, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the shares of Stock as contemplated thereby or otherwise.  Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the shares of Stock as contemplated thereby or otherwise.

(u)           Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except where the failure to obtain such licenses, authorizations, consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received written notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(v)           All legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases, documents, statutes or regulations of a character required to be described in the Registration Statement, the Base Prospectus or Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

(w)           Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no actions, suits, claims or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby.

(x)            Based solely on information provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Company and the Company’s knowledge and belief, PricewaterhouseCoopers, whose report on the consolidated financial statements of the Company and the Subsidiaries, and the effectiveness of the Company’s internal control over financial reporting, is filed with the Commission as part of the Registration Statement, is an independent registered public accounting firm as required by the Securities Act.

(y)           The audited financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related notes, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and stockholders’ equity of the Company and the Subsidiaries for the periods specified and, except as otherwise set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, have been prepared in compliance with the requirements of the Securities Act and in conformity with generally accepted accounting principles in the United States of America applied on a consistent basis during the periods involved.  Any pro forma financial statement or data included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with the applicable requirements of Regulation S-X of the Securities Act, if any, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.  The other financial and statistical data set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company.  There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not included as required.  The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(z)            Subsequent to the respective dates as of which information is given or incorporated by reference in the Pricing Disclosure Package, excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not, except as disclosed in the Pricing Disclosure Package, been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) except as contemplated by the Pricing Disclosure Package, any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) except as contemplated by the Pricing Disclosure Package, any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

(aa)          The Company has obtained a lock-up agreement in the form set forth as Exhibit A hereto (each, a “Lock-Up Agreement”) from each director and executive officer of the Company.

(bb)         The Company is not and, after giving effect to the offering and sale of the Stock and the Share Repurchase, will not be an “investment company,” or to its knowledge, an entity “controlled” by an entity required to register as an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(cc)           Each of Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company.  All the property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

(dd)          Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) to the Company’s knowledge, the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pricing Disclosure Package or the Prospectus as being owned or licensed by them, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); (ii) to the Company’s knowledge, there are no third parties who have or will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company and except for ownership rights by third parties which would not, individually or in the aggregate, result in a Material Adverse Effect; (iii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property which is material to the Company and which infringement would, individually or in the aggregate, result in a Material Adverse Effect; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property which is material to the Company and which action, suit, proceeding or claim would, if determined adversely to the Company, result, individually or in the aggregate, in a Material Adverse Effect; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others which action, suit, proceeding or claim would, if determined adversely to the Company, result, individually or in the aggregate, in a Material Adverse Effect; and (vi) to the Company’s knowledge, there is no prior art which has not been disclosed to the U.S. Patent and Trademark Office that may render any patent application relating to any of the Intellectual Property owned by the Company unpatentable.

(ee)           Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; (ii) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (iii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any applicable federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries.

(ff)           The Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect.  There are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws.  Except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is, to the Company’s knowledge, the subject of any investigation, (ii) has received any written notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, applicable to the Company or any Subsidiary which relates to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(gg)          In the ordinary course of its business, the Company and each of the Subsidiaries maintains procedures for performing regular internal audits of each of its properties for compliance with applicable Environmental Laws and ensuring correction of any material incidents of non-compliance detected by means of such audits.

(hh)         All tax returns required to be filed by the Company and each of the Subsidiaries (including any applicable extensions) have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided and except where the failure to file to such returns or to pay such taxes would not, individually or in the aggregate, have a Material Adverse Effect.

(ii)           The Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses  All such insurance is fully in force on the date hereof and will be fully in force at the Delivery Date.

(jj)           Neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(kk)          The Company has not sent or received any communication regarding termination of, or intent not to renew, any of the material contracts or agreements filed as an exhibit to or referred to or described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Incorporated Document, and no such termination or non-renewal has been threatened in writing by the Company or, to the Company’s knowledge, any other party to any such contract or agreement.

(ll)           The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(mm)        the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act), which are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established and have been evaluated for effectiveness as of January 2, 2010. The Company’s independent registered public accounting firm and the Audit Committee of the Board of Directors have been advised of: (x) any significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data; and (y) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting.  The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct.

(nn)         The Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(oo)         All statistical and market-related data included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(pp)         Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge after due inquiry, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(qq)         Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or could reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Stock.

(rr)           To the Company’s knowledge, based solely upon Schedule 13D, Schedule 13G or other filings respecting the Company by such persons with the Commission and upon completed questionnaires, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ss)          The Stock has been approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

2.  Representations, Warranties and Agreements of the Selling Stockholder.  The Selling Stockholder represents, warrants and agrees that:

(a)            The Selling Stockholder now is and at the time of delivery of the shares of Stock will be, the record and beneficial owner of the shares of Stock to be sold at the Delivery Date by the Selling Stockholder pursuant to this Agreement, free and clear of all liens, encumbrances, equities or adverse claims.  Upon payment for the shares of Stock to be sold by the Selling Stockholder pursuant to this Agreement, delivery of the shares of Stock, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such shares of Stock in the name of Cede or such other nominee and the crediting of such shares of Stock on the books of DTC to securities accounts of the Underwriter, (A) DTC will be a “protected purchaser” of such shares of Stock within the meaning of Section 8-303 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”), (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement with respect to such shares of Stock and (C) no action based on an “adverse claim,” within the meaning of Section 8-102 of the UCC, to such shares of Stock may be asserted against the Underwriter with respect to such security entitlement.  For purposes of this Section 2(a), the Selling Stockholder may assume that when such payment, delivery, registration and crediting occur, (x) such shares of Stock will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation and applicable law, (y) DTC is a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) DTC indicates by book entries on its books that security entitlements with respect to the Shares have been credited to the accounts of the Underwriter.

(b)            The Selling Stockholder has and at the time of delivery of the Shares of Stock will have, full legal right, power and capacity, and any approval required by law (other than those imposed by the Securities Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the shares of Stock in the manner provided in this Agreement.

(c)            This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(d)            The execution, delivery and performance of this Agreement by the Selling Stockholder, the sale of the shares of Stock to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement, and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby (i) will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which, with notice, lapse of time, or both, would result in any breach of, or constitute a default under), (x) its charter, by-laws or other organizational documents, (y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder or the Selling Stockholder’s properties may be bound or affected and which is material to the Selling Stockholder or which is material to the transactions contemplated by this Agreement or (z) under any federal, state, local or foreign law, regulation or rule in any decree, judgment or order applicable to the Selling Stockholder, and (ii) such sale cannot be matched with a corresponding purchase prior to the time of purchase, for purposes of, and as determined pursuant to, Section 16(b) of the Exchange Act.

(e)            The obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the dissolution of liquidation of the Selling Stockholder or by the occurrence of any other event.  If the Selling Stockholder should be dissolved or liquidated, or if any other such event should occur, before the delivery of the shares of Stock hereunder, certificates representing the shares of Stock to be sold by the Selling Stockholder shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement.

(f)             The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact concerning the Selling Stockholder Information or omit to state a material fact concerning the Selling Stockholder Information required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact concerning the Selling Stockholder Information or omit to state a material fact concerning the Selling Stockholder Information required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Incorporated Documents did not and will not, when filed with the Commission, contain an untrue statement of a material fact concerning the Selling Stockholder Information or omit to state a material fact concerning the Selling Stockholder Information required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact concerning the Selling Stockholder Information or omit to state a material fact concerning the Selling Stockholder Information required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)            The Selling Stockholder has not taken, directly or indirectly, any action designed, or which has constituted or could reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the resale of the shares of Stock.

(h)            The sale of the shares of Stock pursuant to this Agreement is not prompted by any material negative facts concerning the Company’s operations and business which are not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i)             No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, in each case having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder, is required for the performance of such Selling Stockholder of its obligations under this Agreement, except such as may have been previously made and obtained or as may be required (i) under the Securities Act and the regulations promulgated thereunder, (ii) under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriter, (iii) pursuant to the rules and regulations of FINRA and (iv) the securities or blue sky laws of the various state or foreign jurisdictions in which the shares of Stock are being offered by the Underwriter.

(j)             Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) has used or referred to any “free writing prospectus” (as defined in Rule 405) relating to the Stock.

Any certificate signed by any officer of the Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Stock shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to the Underwriter.

3.      Purchase of the Stock by the Underwriter.   On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Selling Stockholder agrees to sell the Stock to the Underwriter, and the Underwriter agrees to purchase the Stock from the Stockholder.  The price of the Stock purchased by the Underwriter shall be $20.30 per share.

The Selling Stockholder shall not be obligated to deliver any of the Stock to be delivered on the Delivery Date, except upon payment for all such Stock to be purchased on the Delivery Date as provided herein.

4. Offering of Stock by the Underwriter.   The Underwriter proposes to offer the Stock for sale upon the terms and conditions to be set forth in the Prospectus.  The Underwriter advises the Company that the Underwriter intends to initially offer the Stock (excluding the Repurchased Shares) at the public offering price set forth on the cover page of the Prospectus.  The Underwriter may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Underwriter may determine.

5. Delivery of and Payment for the Stock.  Delivery of and payment for the Stock shall be made at 10:00 A.M., New York City time, on March 16, 2010 or at such other date or place as shall be determined by agreement among the Underwriter, the Company and the Selling Stockholder.  This date and time are sometimes referred to as the “Delivery Date.”  Delivery of the Stock shall be made to the Underwriter against payment by the Underwriter of the aggregate purchase prices of the Stock by wire transfer in immediately available funds to the account specified by the Selling Stockholder.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder.  The Selling Stockholder shall deliver the Stock on the Delivery Date through the facilities of DTC.

6.  Further Agreements of the Company and the Underwriter.  (a) The Company agrees:

(i)            to prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Delivery Date except as provided herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (whether physically or through compliance with Rule 172 under the Act or any similar rule) is required in connection with the offering or sale of the Stock; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii)           except to the extent the same is not publicly available on the Commission’s EDGAR or IDEA system, to furnish promptly to the Underwriter and to counsel for the Underwriter, at its request, one (1) signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iii)           except to the extent the same is not publicly available on the Commission’s EDGAR or IDEA system, to deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request for the purposes contemplated by the Securities Act:  (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Base Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus, if any, and (D) any Incorporated Document; and, if the delivery of a prospectus (whether physically or through compliance with Rule 172 under the Act or any similar rule) is required at any time after the date hereof in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(iv)           to file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;

(v)           prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, or, during the time the delivery of a prospectus (whether physically or through compliance with Rule 172 under the Act or any similar rule) is required in connection with the Offeroing, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing (which consent shall not be unreasonably withheld or delayed);

(vi)           not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter;

(vii)          to comply with all applicable requirements of Rule 433 with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Base Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(viii)         as soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Company’s security holders and to deliver to the Underwriter an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;

(ix)           promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Stock for offering and sale under the securities laws of Canada and such other jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject; and

(x)            for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Underwriter, and to cause each director and executive officer of the Company to furnish to the Underwriter, prior to the Delivery Date, a Lock-Up Agreement; notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Underwriter shall waive such extension in writing;

(b)           The Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 6(b), shall not be deemed to include information prepared by or on behalf of the Underwriter on the basis of or derived from issuer information.

7.  Further Agreements of the Selling Stockholder.   The Selling Stockholder agrees:

(a)           during the Lock-Up Period, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Underwriter; notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Underwriter shall waive such extension in writing; provided, however, that this Section 7(a) shall not apply to (i) distributions of any shares of Common Stock or securities convertible into or exchangeable for Common Stock by the Selling Stockholder to any of its general or limited partners, managers, members, affiliates or any investment fund or other entity controlled or managed by the Selling Stockholder; (ii) transfers of any shares of Common Stock or securities convertible into or exercisable for Common Stock by the Selling Stockholder in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the Selling Stockholder’s partnership interests or all or substantially all of the Selling Stockholder’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Section 7(a) or to another corporation, partnership, limited liability company, investment fund or other business entity so long as the transferee is an affiliate of, or controls or manages, the Selling Stockholder and such transfer is not for value or (iii) offers for sale, sales, transfers or other dispositions of Common Stock by the Selling Stockholder during the next succeeding “open window” under the Company’s Insider Trading Policy (as the same is in effect as of the execution hereof, without regard to any subsequent amendments to, waivers from, or modifications of the same) after the filing, with the Commission, of the Company’s quarterly report on Form 10-Q for the first fiscal quarter of 2010; provided that (A) it shall be a condition to any such transfer under clauses (i) or (ii) above that the transferee agrees to be bound by the terms of this Section 7(a) to the same extent as if the transferee were a party to this Agreement and (B) it shall be a condition to any such transfer that (x) no filing by the Selling Stockholder or any of its affiliates under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the Lock-Up Period; (y) neither the Selling Stockholder nor any of its affiliates shall be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make, and none of them shall voluntarily make, any public announcement of the transfer or disposition, and (iv) the Selling Stockholder notifies the Underwriter at least two business days prior to the proposed transfer or disposition; provided further that this Section 7(a) shall be of no force or effect if the Offering shall not have been completed by March 24, 2010;

(b)           prior to engaging in any transaction or taking any other action that is subject to the terms of Section 7(a) of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to Section 7(a) of this Agreement) has expired;

(c)           that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event;

(d)           neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) shall use or refer to any “free writing prospectus” (as defined in Rule 405), relating to the Stock; and

(e)           to deliver to the Underwriter prior to the Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

8. Expenses.   The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Stock and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Stock; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Base Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Base Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) any required review by the FINRA of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriter in an amount that is not greater than $10,000); (f) the listing of the Stock on the New York Stock Exchange and/or any other exchange; (g) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 6(a)(ix) of this Agreement and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (h) the preparation, printing and distribution of one or more versions of the Base Prospectus and the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Underwriter); (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Stock, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the road show; (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; and (k) all costs and expenses incident to the performance of the obligations of the Selling Stockholder hereunder, including without limitation, any fees and expenses of counsel to the Selling Stockholder, and all expenses and taxes incident to the sale and delivery of the shares of Stock to be sold by the Selling Stockholder to the Underwriter hereunder, to the extent, but solely to the extent, that the Company is responsible for such obligations pursuant to any agreement between the Company and the Selling Stockholder (and any other such fees or expenses of the Selling Stockholder not specifically provided for herein or therein shall be borne by the Selling Stockholder); provided that, except as provided in this Section 8 and in Section 12 of this Agreement, the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Stock which it may sell and the expenses of advertising any offering of the Stock made by the Underwriter, and the Company shall pay any transfer taxes payable in connection with the sales of Stock by the Selling Stockholder to the Underwriter.  The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay the Underwriter agreed fees and expenses up to an aggregate of $300,000, which shall be inclusive of any costs, fees, expenses and disbursements set forth above in clauses (e), (g), (h) and (i) of this Section 8, including the reasonable fees and expenses of Underwriter’s counsel.

9. Conditions of the Underwriter’s Obligations.   The obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the respective representations and warranties of each of the Company and the Selling Stockholder contained herein, to the performance by each of the Company and the Selling Stockholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)           The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) of this Agreement; the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)           The Underwriter shall not have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of the Underwriter, is material or omits to state a fact which, in the opinion of the Underwriter, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company and the Selling Stockholder, as the case may be, shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           Proskauer Rose LLP shall have furnished to the Underwriter its written opinion, as counsel to the Company, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B-1.

(e)           The General Counsel of the Company shall have furnished to the Underwriter its written opinion, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B-2.

(f)            Latham & Watkins LLP shall have furnished to the Underwriter its written opinion, as counsel to the Selling Stockholder, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B-3.

(g)           The Underwriter shall have received from Dewey & LeBoeuf LLP, counsel for the Underwriter, such opinion or opinions and negative assurance statements, dated the Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h)           At the time of execution of this Agreement, the Underwriter shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Exchange Act, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Base Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i)           With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Underwriter a letter (the “bring-down letter”) of such accountants, addressed to the Underwriter and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Exchange Act, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j)           The Company shall have furnished to the Underwriter a certificate, dated the Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

(i)           the representations, warranties and agreements of the Company in Section 1 of this Agreement are true and correct on and as of the Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date;

(ii)          no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and

(iii)         each of them has carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Prospectus and the Pricing Disclosure Package, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(k)           The Selling Stockholder shall have furnished to the Underwriter on the Delivery Date a certificate, dated the Delivery Date, signed by, or on behalf of, the Selling Stockholder stating that the representations and warranties of the Selling Stockholder in Section 2 of this Agreement are true and correct on and as of the Delivery Date, and the Selling Stockholder has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date.

(l)            Except as disclosed in the Pricing Disclosure Package as of the Applicable Time, (i) Neither the Company nor any of the Subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Base Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change in or affecting the business, properties, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m)           The Company has no debt securities or preferred stock that is rated by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations).

(n)           Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(o)           The Lock-Up Agreements described in Section 1(aa) of this Agreement and delivered to the Underwriter on or before the date of this Agreement shall be in full force and effect on the Delivery Date.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriter.

10. Indemnification and Contribution.

(a)           The Company shall indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Base Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Underwriter, (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Base Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Base Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f) of this Agreement.  The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

(b)           The Selling Stockholder shall indemnify and hold harmless the Underwriter, its directors, officers and employees, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact concerning the Selling Stockholder Information contained in any Base Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, any Blue Sky Application or any “free writing prospectus” (as defined in Rule 405), prepared by or on behalf of the Selling Stockholder or used or referred to by the Selling Stockholder in connection with the offering of the Stock in violation of Section 7(d) of this Agreement (a “Selling Stockholder Free Writing Prospectus”), (ii) the omission or alleged omission to state in any Base Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, any Blue Sky Application or any Selling Stockholder Free Writing Prospectus, any material fact concerning the Selling Stockholder Information required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, its directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred or (iii) any breach of any representation or warranty of the Selling Stockholders in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby.  The total liability of the Selling Stockholder under the indemnity agreement contained in this paragraph and the contribution agreement contained in Section 7(e) of this Agreement shall be limited to an amount equal to the total net proceeds from the offering of the shares of the Stock purchased under the Agreement received by the Selling Stockholder (before deducting expenses), as set forth in the table on the cover page of the Prospectus.  The foregoing indemnity agreement is in addition to any liability that the Selling Stockholder may otherwise have to the Underwriter or any officer, employee or controlling person of the Underwriter.

(c)           The Underwriter shall indemnify and hold harmless each of the Company and the Selling Stockholder, and each of their respective directors, officers and employees, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Selling Stockholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Base Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Base Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f) of this Agreement.  The foregoing indemnity agreement is in addition to any liability that the Underwriter may otherwise have to the Company, the Selling Stockholder or any such director, officer, employee or controlling person.

(d)           Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e)           If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), Section 10(b) or Section 10(c) of this Agreement in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Selling Stockholder, on the one hand, and the Underwriter, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Selling Stockholder, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the shares of the Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10(e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Stock underwritten by it exceeds the amount of any damages that the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding anything in this Section 10(e) to the contrary, (x) the Selling Stockholder shall not be required to contribute any amount unless the applicable loss, claim, damage or liability would otherwise have been indemnifiable under Section 10(b) of this Agreement (if such section were enforced in accordance with its terms) and (y) the amount, if any, which the Selling Stockholder is required to contribute pursuant to this Section 10(e) shall be subject to the second sentence of Section 10(b) of this Agreement and shall not exceed the amount of the applicable loss, claim, damage or liability for which the Selling Stockholder would have been required to indemnify under Section 10(b) of this Agreement (if such section were enforced in accordance with its terms).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)            The Underwriter confirms and the Company and each Selling Stockholder acknowledges and agrees that the statements regarding delivery of shares by the Underwriter set forth on the cover page of, and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriter appearing under the caption “Underwriting” in, the most recent Prospectus are the only information concerning the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in any Base Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

11. Termination.  The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Company and the Selling Stockholder prior to delivery of and payment for the Stock if, prior to that time, any of the events described in Sections 9(l) and 9(n) of this Agreement shall have occurred or if the Underwriter shall decline to purchase the Stock for any reason permitted under this Agreement.

12. Reimbursement of Underwriter’s Expenses.   If (a) the Selling Stockholder shall fail to tender the Stock for delivery to the Underwriter for any reason or (b) the Underwriter shall decline to purchase the Stock for any reason permitted under this Agreement, the Company will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Stock, and, upon demand, the Company shall pay the full amount thereof to the Underwriter.

13. Research Analyst Independence. The Company acknowledges that the Underwriter’s research analysts and research departments are required to be independent from its investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of its investment banking divisions.  The Company and the Selling Stockholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholder may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholder by the Underwriter’s investment banking divisions.  The Company and the Selling Stockholder acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

14. No Fiduciary Duty.  The Company and the Selling Stockholder acknowledge and agree that in connection with this offering, sale of the Stock or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter:  (i) no fiduciary or agency relationship between the Company, the Selling Stockholder and any other person, on the one hand, and the Underwriter, on the other, exists; (ii) the Underwriter is not acting as an advisor, expert or otherwise, to either the Company or the Selling Stockholder, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter may have to the Company or Selling Stockholder shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and its affiliates may have interests that differ from those of the Company and the Selling Stockholder.  The Company and the Selling Stockholder hereby waive any claims that the Company or the Selling Stockholder may have against the Underwriter with respect to any breach of fiduciary duty in connection with this offering.

15. Notices, Etc.   All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention:  Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 10(d) of this Agreement, to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019;

(b)           if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Company’s Annual Report for the fiscal year ended January 2, 2010, Attention: Nanci Prado (Fax: 732-626-6014); and

(c)           if to the Selling Stockholder, shall be delivered or sent by mail or facsimile transmission to the Selling Stockholder at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067, Attention: Michael D. Weiner (Fax: 310-201-4142).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company and the Selling Stockholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made by Barclays Capital Inc., and the Company and the Underwriter shall be entitled to act and rely upon any request, consent, notice or agreement given or made on by the Selling Stockholder.

16. Persons Entitled to Benefit of Agreement.   This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, the Selling Stockholder and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriter and each person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the persons and entities reference in such Section.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17. Survival.   The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholder and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

18. Definition of the Terms “Business Day” and “Subsidiary”.   For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “Subsidiary” means each “subsidiary” (as defined in Rule 405 under the Securities Act) of the Company.

19. Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

20. Counterparts.   This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

21.Headings.   The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Maidenform brands, Inc.

By:	/s/ Christopher Vieth
Name: Christopher Vieth
Title: Chief Operating Officer and Chief Financial Officer

Ares Corporate Opportunities Fund, L.P.

By: ACOF Operating Manager, L.P., its manager

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

Accepted:

Barclays Capital Inc.

By:	/s/ Victoria Hale
Name: Victoria Hale
Title: Vice President

SCHEDULE 1

ORALLY CONVEYED PRICING INFORMATION

Capitalized terms used in this Schedule 1 without definition shall have the respective meanings ascribed to them in the Underwriting Agreement of which this Schedule 1 forms a part.

1.	The Selling Stockholder is offering 3,187,351 shares of Common Stock in the Offering.

2.
The Company has agreed to purchase, from the Underwriter at the same price at which the Underwriter is purchasing the shares of Common Stock from the Selling Stockholder, 1,593,675 of the 3,187,351 shares of Common Stock offered by the Selling Stockholder in the Offering.  The shares of Stock not being purchased by the Company will initially be offered to the public at a price of $21.00 per share.

3.	Immediately after giving effect to the Offering, the Selling Stockholder will beneficially own no shares of Common Stock.

Exhibit A

LOCK-UP LETTER AGREEMENT

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriter”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriter of shares (the “Stock”) of Common Stock, par value $0.01 per share (the “Common Stock”), of Maidenform Brands, Inc., a Delaware corporation (the “Company”) currently held by Ares Corporate Opportunities Fund, L.P. (the “Selling Stockholder”), and that the Underwriter proposes to reoffer the Selling Stockholder’s Stock in an offering (the “Offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”).

In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, for a period commencing on the date hereof and ending on the 90th day after the date of the final Prospectus relating to the Offering (such period, the “Lock-Up Period”) without the prior written consent of Barclays Capital Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc. waives such extension in writing.  The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.  The foregoing sentence shall not apply to (A) bona fide gifts, sales, transfers, pledges or other dispositions of shares of any class of the Company’s capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s immediate family, including transfer by will or intestate succession or to any trust or partnership for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned; (B) sales of the Common Stock to the Company pursuant to net exercises or cashless exercises of options outstanding on the date hereof, provided that shares acquired upon such exercise shall be subject to this Lock-Up Letter Agreement, or (C) transfers or dispositions of the undersigned's Common Stock for payment of taxes required to be paid upon the vesting of restricted Common Stock, including for the purpose of satisfying the withholding tax obligations of the undersigned; provided that it shall be a condition to any such transfer in clause (A), (B) or (C) that (i) in the case of clause (A), the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) no filing by any party (including without limitation the donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the Lock-Up Period), (iii) each party (including without limitation the donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, and (iv) the undersigned notifies Barclays Capital Inc. at least two business days prior to the proposed transfer or disposition.  For purposes of this paragraph, “immediate family” shall mean spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

2

It is understood that, (i) if the Company notifies the Underwriter that it does not intend to proceed with the Offering, (ii) if the Underwriting Agreement does not become effective, (iii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, or (iv) if the Offering shall not have been completed by March 24, 2010, then the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholder named therein and the Underwriter.

[Signature page follows]

3

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:
Dated:  _______________

4

EXHIBIT B-1

FORM OF OPINION OF PROSKAUER ROSE LLP

1.         The Company is existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver the Underwriting Agreement;

2.         Each of the New York Subsidiaries is existing as a corporation in good standing under the laws of the State of New York and each of the Delaware Subsidiaries is existing as a corporation in good standing under the laws of the State of Delaware, in each case with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

3.         The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

4.         All of the issued and outstanding shares of capital stock of the Company are free of preemptive rights under the Delaware General Corporation Law and the Restated Certificate and By-laws;

5.         The holders of the Securities will not be subject to personal liability by reason of being such holders;

6.         The Securities conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

7.         The Registration Statement, the Base Prospectus and the Prospectus (except as to the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted therefrom, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act;

8.         Each of the Incorporated Documents (except as to the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted therefrom, as to which we express no opinion), as of its respective filing date, complied as to form in all material respects with the applicable requirements for reports on Forms 10-K, 10-Q and 8-K and proxy statements under Regulation 14A, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder, and for Registration Statements on Form S-1 under the Securities Act, and the rules and regulations of the Commission thereunder;

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9.         The Registration Statement has become effective under the Securities Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened by the Commission, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b);

10.       No approval, authorization, consent or order of or filing with any New York, Delaware or federal governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Securities and consummation by the Company of the transactions contemplated by the Underwriting Agreement and of the Share Repurchase other than registration of the offer and sale of the Securities under the Securities Act and other than as required under the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (and other than any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriter, as to which we express no opinion);

11.       The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby of the Share Repurchase will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the Restated Certificate or By-laws, any applicable United States federal law, the Delaware General Corporation Law or any New York State law, rule, regulation or order of any New York, Delaware or federal governmental agency or body or any court having jurisdiction over the Company that, in our experience, is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement;

12.       The Company is not and, after giving effect to the offering and sale of the Securities and the Share Repurchase, will not be an “investment company,” as such term is defined in the Investment Company Act;

13.       The statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2010, filed with the Commission on March 10, 2010, under the heading “Risk Factors – Provisions in our amended and restated certificate of incorporation and bylaws or Delaware law might discourage, delay or prevent a change of control of our company or changes in our management and depress the trading price of our common stock,” insofar as such statements constitute a summary of documents or matters of law, are accurate in all material respects; and

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14.       To our knowledge, except as described in the Registration Statement or the Prospectus, no person has the right, pursuant to the terms of any contract, agreement or other instrument filed as an exhibit to the Registration Statement or otherwise known to us, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other equity interest of the Company, or to include any such shares or interest in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated thereby or otherwise.

In addition, we have participated in conferences with certain officers and other representatives of the Company, representatives of the Company’s independent registered public accounting firm, representatives of the Underwriter, representatives of the Underwriter’s counsel, representatives of the Selling Stockholder and representatives of the Selling Stockholder’s counsel at which the contents of the Registration Statement, the Base Prospectus and the Prospectus were discussed and, although we are not passing upon, do not assume any responsibility for, and have not independently checked or verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Base Prospectus or the Prospectus (except to the extent set forth in enumerated paragraph 13 above), on the basis of the foregoing, nothing has come to our attention that would lead us to believe that (i) the Registration Statement (other than the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted therefrom, as to which we express no belief), as of 9:00 a.m. New York City time on March 11, 2010, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus (other than the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted therefrom, as to which we express no belief), as of the date the Prospectus Supplement and on the date hereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Pricing Disclosure Package (other than the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted therefrom, as to which we express no belief), as of 9:00 a.m. New York City time on March 11, 2010, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and we do not know of any legal or governmental proceedings required to be described in the Registration Statement, the Base Prospectus or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement, the Base Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

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EXHIBIT B-2

FORM OF OPINION OF GENERAL COUNSEL

1.         The Company and each of the New York Subsidiaries and Delaware Subsidiaries of the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of their properties or the conduct of their business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

2.         All of the issued and outstanding shares of capital stock of the Company, including the Stock, have been duly authorized and validly issued, are fully paid and non-assessable and are, to my knowledge, free of contractual preemptive rights, resale rights, rights of first refusal and similar rights.

3.         All of the outstanding shares of capital stock of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim except for any security interest, other encumbrance or adverse claim described in the Registration Statement or pursuant to, or contemplated by, any contract, agreement or instrument that is filed as an exhibit to the Registration Statement; and, to my knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the U.S. Subsidiaries are outstanding.

4.         The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation by the Company of the transactions contemplated thereby and the Share Repurchase will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the certificate of incorporation or by-laws of any of the U.S. Subsidiaries, or any applicable United States federal law or New York State law, rule, regulation or order of any governmental agency or body or any court having jurisdiction over any U.S. Subsidiary that, in my experience, is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement, or any material indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any material license, lease, contract or other agreement or instrument to which the Company or any U.S. Subsidiary is a party.

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5.         Neither the Company nor any of the U.S. Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective charter or by-laws or, to my knowledge, any material indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any material license, lease, contract or other agreement or instrument to which the Company or any of the U.S. Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any law, regulation or rule or any decree, judgment or order applicable to the Company or any of the U.S. Subsidiaries.

6.         To my knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement, the Base Prospectus or the Prospectus but are not so described.

In addition, I have participated in conferences with certain officers and other representatives of the Company, representatives of the Company’s independent registered public accounting firm, representatives of the Underwriter, representatives of the Underwriter’s counsel, representatives of the Selling Stockholder and representatives of the Selling Stockholder’s counsel at which the contents of the Registration Statement, the Base Prospectus and the Prospectus were discussed and, although I am not passing upon, do not assume any responsibility for, and have not independently checked or verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Base Prospectus or the Prospectus, on the basis of the foregoing, nothing has come to my attention that would lead me to believe that (i) the Registration Statement (other than the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted therefrom, as to which I express no belief), as of 9:00 a.m. New York City time on March 11, 2010, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus (other than the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted therefrom, as to which I express no belief), as of the date the Prospectus Supplement and on the date hereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Base Prospectus (other than the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted therefrom, as to which I express no belief), as of 9:00 a.m. New York City time on March 11, 2010, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and I do not know of any legal or governmental proceedings required to be described in the Registration Statement, Base Prospectus or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement, Base Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

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EXHIBIT B-3

FORM OF OPINION OF LATHAM & WATKINS LLP

1.           The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

2.           The Selling Stockholder has limited partnership power and authority to enter into the Underwriting Agreement.

3.           The execution and delivery of the Underwriting Agreement and the sale of the Shares by the Selling Stockholder to you pursuant to the Underwriting Agreement do not on the date hereof:

(i)	violate the Partnership Agreement; or

(ii)	violate any federal or New York statute, rule or regulation applicable to the Selling Stockholder; or

(iii)
require any consents, approvals, or authorizations to be obtained by the Selling Stockholder from, or any registrations, declarations or filings to be made by the Selling Stockholder with, any governmental authority under any federal or New York statute, rule or regulation, or the DLPA applicable to the Selling Stockholder that have not been obtained or made.

4.           With your consent, based solely on a review on [______] of the stock transfer records of the Company and a review of the certificate representing the Shares set forth on Schedule I hereto, the Selling Stockholder was the owner of record on that date in the stock records of the Company of the Shares as set forth on Schedule I hereto.

5.           Upon indication by book entry that the Shares listed on Schedule I hereto (the “Securities”) have been credited to a securities account maintained by the Underwriter at the Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, the Underwriter will acquire a security entitlement with respect to such Securities and, under the NY UCC, an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Underwriter.

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